Exhibit 99.52

MBNA MASTER CREDIT CARD TRUST II

SERIES 2001-A

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 02/15/2006


Blended Coupon 5.2550%


Excess Protection Level
3 Month Average
April, 2001   7.53%
March, 2001   3.68%
February, 2001  N/A


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.11%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$1,250,000,000.00


Seller Participation Amount$5,425,622,873.29